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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

UNWIRE AB
SOLNA, SWEDEN

    We hereby consent to the incorporation in the Prospectus constituting a part of the Registration Statement on Form SB-2 of our report dated May 9, 2000 relating to the financial statements of Unwire AB for the year ended
December 31, 1999.

    We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Stoy Hayward
BDO Stoy Hayward
London, England
October 31, 2000